Exhibit 10(h)

SIXTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

This SIXTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY (this “Amendment”) is made as of July 17, 2003 by and between Colinas Crossing, L.P. (“Seller”) and Haggar Clothing Co. (“Buyer”).

R E C I T A L S:

A.                                   Seller and Buyer entered into that certain Commercial Contract - Improved Property dated May 9, 2003, as amended by that certain First Amendment to Commercial Contract - Improved Property dated June 3, 2003, by that certain Second Amendment to Commercial Contract - Improved Property dated July 8, 2003, by that certain Third Amendment to Commercial Contract - Improved Property dated July 9, 2003, by that certain Fourth Amendment to Commercial Contract - Improved Property dated July 10, 2003 and by that certain Fifth Amendment to Commercial Contract - Improved Property dated July 15, 2003  (as amended, the “Contract”), pertaining to certain property commonly referred to as Two Colinas Crossing (the “Property”).

B.                                     Seller and Buyer have agreed to modify certain provisions of the Contract.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                       Capitalized terms not otherwise defined herein shall have the meaning assigned such terms in the Contract.

2.                                       The Inspection Period under the Contract is hereby extended for all purposes through and until 7:00 p.m., CST, Friday, July 18, 2003.  Seller and Buyer agree that Buyer shall have the right to terminate the Contract pursuant to Section 7.B(3) of the Contract prior to the expiration of the Inspection Period, as extended hereby, for any Permitted Reason (as defined in the Fourth Amendment to Commercial Contract - Improved Property dated July 10, 2003) and only a Permitted Reason.  If Buyer does not terminate the Contract prior to the expiration of the Inspection Period, as extended hereby, Buyer shall deposit the additional earnest money required by Paragraph 5.A of the Contract with the title company on Friday, July 18, 2003.

3.                                       Section 9.A of the Contract is hereby amended to provide that the closing of the sale will be on Thursday, July 24, 2003.

4.                                       Except as expressly amended hereby, the Contract remains unmodified and in full force and effect.

5.                                       This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

[Signature pages follow]

SIGNATURE PAGE FOR COLINAS CROSSING, LP TO
SIXTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

COLINAS CROSSING, LP

By:	Steven A. Means Interests, Inc., general partner

	By:	/s/ Steven A. Means
Steven A. Means, President

SIGNATURE PAGE FOR HAGGAR CLOTHING CO. TO
SIXTH AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

HAGGAR CLOTHING CO.

By:	Frank D. Bracken
	Name:	Frank D. Bracken
	Title:	President and Chief Operating Officer